General	12 Months Ended
Dec. 31, 2019
General [Abstract]
GENERAL

NOTE 1:-	GENERAL

a.	Gamida Cell Ltd. (the "Company"), founded in 1998, is an advanced cell therapy company committed to finding cures for patients with blood cancers and serious blood diseases that develops novel curative treatments using stem cells and Natural Killer (NK) cells.

b.	The Company has created a novel NAM cell expansion technology platform that is designed to enhance the number and functionality of allogenic donor cells. This proprietary therapeutic platform may enable the development of therapies with the potential to improve treatment outcomes beyond what is possible with current donor-derived therapies.

The lead product candidate, omidubicel (formally known as NiCord®), is an advanced cell therapy in Phase 3 development as a potential life-saving treatment option for patients in need of a bone marrow transplant (BMT). Omidubicel is currently being evaluated in an international, randomized, multi-center Phase 3 clinical study designed to compare its safety and efficacy to standard umbilical cord blood for allogeneic BMT in approximately 120 patients with no available matched donor. BMT with a graft derived from bone marrow or peripheral blood cells of a matched donor is currently the standard of care treatment for many of these patients, but there is a significant unmet need for patients who cannot find a fully matched donor.

Omidubicel was granted a Breakthrough Therapy designation from the FDA and an orphan drug designation in the US and in Europe.

In December 2017, the Company presented final results from the Phase 1/2 clinical study of omidubicel at the the 59th Annual Meeting of the American Society of Hematology (ASH). The study met its primary endpoint, demonstrating rapid neutrophil engraftment with manageable side effects. These data were published in the Journal of Clinical Oncology in 2019.

On January 2, 2020, the Company announced that in December 2019 the Company completed patient enrollment in its Phase 3 study of the Company's lead clinical program, omidubicel.

In addition to hematologic malignancies, the Company pursuing the development of omidubicel for the treatment of bone marrow failure disorders. Omidubicel is currently being evaluated in a Phase 1/2 clinical trial sponsored by the National Institutes of Health in patients with severe aplastic anemia, a rare, life-threatening hematological disorder. In February 2019, data from this study were reported at the 2019 Transplantation & Cellular Therapy Meetings of American Society for Blood and Marrow Transplantation and Center for International Blood and Marrow Transplant Research (2019 TCT Annual Meeting). In the initial cohort of three patients, all successfully underwent a BMT consisting of omidubicel plus a haploidentical stem cell graft. The rapid cord engraftment, sustained hematopoiesis and accelerated immune recovery in treatment refractory observed in these patients enable the initiation of a second cohort of patients to be treated with omidubicel as a stand-alone graft.

Beyond omidubicel, the Company is developing GDA-201 (formally known as NAM-NK), an investigational natural killer, or NK, cell-based cancer immunotherapy to be used in combination with standard-of-care therapeutic antibodies. NK cells have potent anti-tumor properties and have the advantage over other oncology cell therapies of not requiring genetic matching, potentially enabling NK cells to serve as a universal donor-based therapy when combined with certain antibodies. GDA-201 is currently in an investigator-sponsored Phase 1/2 study for the treatment of relapsed or refractory non-Hodgkin lymphoma (NHL) and multiple myeloma (MM). Data from the first 22 patients in the study were reported at the 2019 Annual Meeting of theAmerican Society of Hematology, or ASH. The data from the first 22 patients demonstrated that GDA-201 was clinically active and generally well tolerated.

c.	On July 1, 2019, the Company closed a follow-on offering ("offering") of its ordinary shares on the Nasdaq, which resulted in the sale of 7,000,000 ordinary shares at a public offering price of $5 per share, before underwriting discounts. The underwriters had a 30-day option to purchase up to 1,050,000 additional shares at a public offering price of $5 per share, and exercised in full their option to purchase an additional 1,050,000 ordinary shares at the public offering price of $5 per share. The exercise of the underwriters' option closed on July 8, 2019. The Company received net proceeds from the offering of $37,140 (net of issuance costs and underwriting discounts of $3,110).

d.	The Company is devoting substantially all of its efforts toward research and development activities. In the course of such activities, the Company has sustained operating losses and expects such losses to continue in the foreseeable future. The Company's accumulated deficit as of December 31, 2019 is $203,564 and negative cash flows from operating activities during the year ended December 31, 2019 is $ 37,929. The Company requires additional financing in order to continue to fund its current operations and pay existing and future liabilities. (See also note 10c).

These conditions raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments to the carrying amounts and classifications of assets and liabilities that would result if the Company was unable to continue as a going concern.

e.	Definitions:

In these financial statements:

The Company	-	Gamida Cell Ltd. and its subsidiary

Subsidiary		Gamida Cell Inc. Incorporated in 2000 and intended to focus on sales and marketing upon product approval

Related parties	-	As defined in IAS 24

Dollar	-	U.S. dollar